Exhibit 10.5

Name:
Number of Shares:
Price per Share:
Date of Grant:
SunGard Capital Corp.
Management Non-Qualified Performance-Based Class A Option Agreement
THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT
TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER
PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP.,
SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN
STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED
AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”)
SUNGARD CAPITAL CORP. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL
ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.
This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.
1. Grant of Option. The Company grants to the Optionee, as of the above Date of Grant, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Class A Common shares as set forth in Schedule A (the “Shares”) at the above Price per Share. The Option will vest and become exercisable in accordance with Section 3 below.
The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.
2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement without regard to any subsequent amendment thereof. The term “Performance Period” is defined in Schedule A. The following terms shall have the following meanings:
(a)	“CEO” means the Chief Executive Officer of the Company;
May 2010 Form U.S.

(b)	“Date of Termination” means the date that the termination of Optionee’s Employment with Employer is effective on account of Optionee’s death, Optionee’s Disability, termination by Employer for Cause or without Cause, or by Optionee, as the case may be;
(c)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Optionee has entered into an Employment relationship;
(d)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;
(e)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;
(f)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;
(g) “Retirement” means termination of employment by Optionee after age 62;
(h)	“Vest on a Pro Rata Basis” means that the vesting of Optionee’s Option shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Shares subject to the Option that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Shares);
Notwithstanding the foregoing, with respect to a termination of Employment described in Section 3(a) during the 2010 calendar year, “Vest on a Pro Rata Basis” means that the Option shall continue to be earned through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have been earned at the end of such year shall be earned as of the end of the calendar year, such portion being determined by multiplying (i) the number of Shares subject to the Option that otherwise would have been earned at the end of such calendar year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Shares); the portion of the Option that is earned for the Year of Termination as described in this paragraph shall vest as of the last day of the Year of Termination pursuant to Section 3(a);

(i)	“Year of Termination” means the fiscal year for the applicable Performance Period during which Optionee’s Date of Termination occurs.
As used herein with respect to the Option, the Option shall be earned based on performance and shall vest based on Section 3 below, and the term “vest” means to become exercisable in whole or in specified part.
3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:
(a)	if the Optionee’s Employment terminates as a result of (i) termination of the Optionee by Employer without Cause, (ii) the Optionee’s Disability or death, or (iii) with respect to Shares earned for a calendar year after 2010, the Optionee’s Retirement, then the Option for the year of termination shall Vest on a Pro Rata Basis, and any unvested portion of the Option that was earned for the 2010 calendar year shall become fully vested as of the Date of Termination;
(b)	with respect to the portion of the Option that is earned for the 2010 calendar year, if the Optionee’s Employment terminates as a result of the Optionee’s resignation or Retirement, then the Option shall be deemed to have stopped vesting as of the Date of Termination of such Optionee, and no portion of the Option shall be earned for the calendar year in which the Date of Termination occurs;
(c)	with respect to the portion of the Option that is earned for calendar years after 2010, if the Optionee’s Employment terminates as a result of the Optionee’s resignation, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee;
(d)	if the Optionee’s Employment terminates as a result of termination by Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination; and
(e)	upon a Change of Control during the Performance Period, the Compensation Committee of the Board and the CEO will determine in mutual consultation the effect of such Change of Control on the Option, which shall be treated in a manner they jointly consider equitable under the circumstances; provided that in the event of a Change of Control after the 2010 calendar year, any portion of the Option that was earned with respect to the 2010 calendar year and that has not yet vested shall vest in full upon the Change of Control.

4. Exercise of Option.
(a)	In General. The latest date on which this Option may be exercised is ten years from the Date of Grant (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Company at its principal offices, accompanied by payment in full as provided in the Plan. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date, or a termination of Employment without Cause or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect the Company’s results of operations under Generally Accepted Accounting Principles, by means of withholding of Shares subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Company will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.
(b)	Time To Exercise. The Option must be exercised no later than the Final Exercise Date, and if not exercised by such date, will thereupon terminate. The Option must also be exercised by the termination of the Optionee’s Employment and, if not exercised by such date, will thereupon terminate, provided that, upon termination of the Optionee’s Employment (i) by Employer without Cause, (ii) by resignation by the Optionee, or (iii) as a result of a Disability or death, the Option will remain exercisable until the earlier of the 90th day after the Date of Termination (or the one-year anniversary thereof, in the case of a termination resulting from Disability or death) or the Final Exercise Date, and will thereupon terminate, provided further that the Administrator shall extend the period to exercise the portion of the Option that vests after termination of Employment (but not beyond the Final Exercise Date) to the extent necessary to determine the Actual Internal EBITA (as defined in Schedule A) for the year containing the Date of Termination (or for the preceding year, as applicable).
5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.

6. Share Restrictions, Other Plans, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement. For the avoidance of doubt, the SunGard Capital Corp. and SunGard Capital Corp. II Dividend Rights Plan shall not apply to this Option.
7. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company or any of its Affiliates. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between Optionee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following (and only the following) additional remedies:
(a)	During the six months after any exercise, payment or delivery of Shares pursuant to this Option, such exercise, payment or delivery may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or if Optionee breaches any duty to the Company or any of its Affiliates. The Company shall notify Optionee in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (iii) the number of Shares received in connection with the rescinded exercise.
(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or Optionee’s breach of any duty to the Company or any of its Affiliates. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company or any of its Affiliates, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.
Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

8. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.
9. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to a Family Member with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.
10. Withholding. The exercise of the Option will give rise to “wages” or other compensation income subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Company and its subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Company may so withhold as provided in Section 4(a) above.
11. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time.
12. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
13. Amendment. In addition to the authority to make adjustments pursuant to Section 7(b) of the Plan, the Administrator may modify the terms of this Option as the Administrator deems appropriate, in good faith, to take account of a change in circumstances occasioned by a stock dividend or other similar distribution (whether in the form of stock, other securities or other property), stock split or combination of shares (including a reverse stock split), recapitalization, conversion, reorganization, consolidation, split-up, spin-off, combination, merger, exchange of stock, redemption or repurchase of all or part of the shares of any class of stock or any change in the capital structure of the Company or an Affiliate or other transaction or event, including the power to adjust the performance goals that are affected by such a transaction.
[SIGNATURE PAGE FOLLOWS]

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.
Executed as of the Date of Grant.

SunGard Capital Corp.	SUNGARD CAPITAL CORP.

By:

Optionee
I acknowledge that I have received a copy of this Agreement and certain related information, and that I have read and understood these documents. I accept and agree to all of the provisions of this Agreement.

Optionee

Schedule A
Vesting Schedule
(1)	With respect to the 2010 calendar year, the Option shall be earned to the extent that the Base Case for such calendar year is achieved during such period as follows, and the portion of the Option that is earned for such calendar year shall vest in accordance with the vesting schedule set forth in paragraph (2) below:
(a)	If Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not be earned for any Shares at the end of that year;
(b)	If Actual Internal EBITA for such calendar year is between 95% and 100% of the Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be determined by interpolation at the linear rate of 1/78.32 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share);
(c)	If Actual Internal EBITA for such calendar year is above 100% but not greater than 106.25% of the Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be the sum of (i) the number of Options calculated in accordance with paragraph (b) above and (ii) the number of Options determined by interpolation at the linear rate of 1/249.51 of the Shares per one percentage point of Actual Internal EBITA in excess of 100% (rounded to the nearest .0001 of a Share); and
(d)	If Actual Internal EBITA for such calendar year is greater than 106.25% of the Base Case for that year, the Option shall not be earned for any further Shares than provided above until Actual Internal EBITA for such calendar year is equal to or greater than 100% of the Original Base Case (as defined below), at which point the Option shall be earned as follows:
(i)	if Actual Internal EBITA for such calendar year is between 100% and 106.25% of the Original Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be the sum of (x) the number of Options calculated in accordance with paragraph (c) above and (y) an amount determined by interpolation at the linear rate of 1/56.25 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share) between 100% and 106.25% of the Original Base Case; and
(ii)	if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Original Base Case for that year, the Option shall be earned for 1/5 of the Shares (rounded to the nearest .0001 of a Share) at the end of that year.
(2)	With respect to the 2010 calendar year, the Option shall vest and be exercisable with respect to 25% of the total number of Shares earned under paragraph (1) above at the end of such calendar year (“Initial Vesting Date”); and the remaining 75% of the total number of Shares earned for such calendar year shall vest and be exercisable in equal monthly installments over the 36 months following the Initial Vesting Date starting with the first monthly anniversary of the Initial Vesting Date. All vesting shall be conditioned on continued service with the Company through the applicable vesting date.
(3)	With respect to each of the calendar years in the Performance Period after 2010, the Option shall be exercisable to the extent that the Base Case is achieved during such period as follows, and the portion of the Option that is earned for such calendar year shall vest in accordance with the vesting schedule set forth in paragraph (4) below:
(a)	If Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not be earned for any Shares at the end of that year;

(b)	If Actual Internal EBITA for such calendar year is between 95% and 100% of the Base Case for that year, the number of Shares underlying the Option that will be earned at the end of that year will be determined by interpolation at the linear rate of 1/56.25 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share); and
(c)	If Actual Internal EBITA for such calendar year is greater than 100% of the Base Case for that year, the Option shall not be earned for any Shares other than provided above until Actual Internal EBITA for such calendar year is equal to or greater than 100% of the Original Base Case (as defined below) for that year, at which point the Option shall be earned as follows:
(i)	if Actual Internal EBITA for such calendar year is between 100% and 106.25% of the Original Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be the sum of (x) the number of Shares calculated in accordance with paragraph (b) above and (y) an amount determined by interpolation at the linear rate of 1/56.25 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share) between 100% and 106.25% of the Original Base Case; and
(ii)	if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Original Base Case for that year, the Option shall be earned for 1/5 of the Shares (rounded to the nearest .0001 of a Share) at the end of that year.
(4)	With respect to each of the calendar years in the Performance Period after 2010, all Options shall vest and be exercisable as of the end of the applicable calendar year, to the extent earned, and subject to the other terms of the Agreement.
For purposes of this Vesting Schedule:
“Performance Period” means the five-year period beginning on January 1, 2010.
“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.
“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as follows: the Company’s final consolidated budgeted EBITA, as approved by the Board or Compensation Committee and as appears in the Company’s operating budget for each of the applicable calendar years in the Performance Period.
“Original Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as originally determined for the applicable calendar years as set forth below:

Original Base Case	2010	2011	2012	2013	2014

Actual Internal EBITA (in millions)

Exhibit A
Restrictive Covenants
1. Optionee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If Optionee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on Optionee’s position and responsibilities while employed by the Company, Optionee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of Optionee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.
2. Optionee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by Optionee either during or after employment with the Company. Optionee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.
3. Optionee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by Optionee, alone or with others, at any time (during or after business hours) while Optionee is employed by the Company or during the three months after Optionee’s employment terminates. Optionee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting this Option Optionee assigns and agrees to assign all Optionee’s right, title and interest in those works and ideas to the Company. Optionee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and Optionee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.
4. Optionee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of Optionee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of Optionee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or Optionee or others at the Company during the period of Optionee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

Name:
Number of Shares:
Price per Share:
Date of Grant:
SunGard Capital Corp.
Management Non-Qualified Performance-Based Class A Option Agreement
THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT
TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER
PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP.,
SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN
STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED
AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).
SUNGARD CAPITAL CORP. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL
AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.
This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.
1. Grant of Option. The Company grants to the Optionee, as of the above Date of Grant, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Class A Common shares as set forth in Schedule A (the “Shares”) at the above Price per Share. The Option will vest and become exercisable in accordance with Section 3 below.
The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.
2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement without regard to any subsequent amendment thereof. The term “Performance Period” is defined in Schedule A. The following terms shall have the following meanings:
(a)	“CEO” means the Chief Executive Officer of the Company;
(b)	“Date of Termination” means the date that the termination of Optionee’s Employment with Employer is effective on account of Optionee’s death, Optionee’s Disability, termination by Employer for Cause or without Cause, or by Optionee, as the case may be;
May 2010 Form International

(c)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Optionee has entered into an Employment relationship;
(d)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;
(e)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;
(f)	“Vest on a Pro Rata Basis” means that the vesting of Optionee’s Option shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Shares subject to the Option that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Shares);
Notwithstanding the foregoing, with respect to a termination of Employment described in Section 3(a)(i) during the 2009 or 2010 calendar year, “Vest on a Pro Rata Basis” means that the Option shall continue to be earned through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have been earned at the end of such year shall be earned as of the end of the calendar year, such portion being determined by multiplying (i) the number of Shares subject to the Option that otherwise would have been earned at the end of such calendar year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Shares); the portion of the Option that is earned for the Year of Termination as described in this paragraph shall vest as of the last day of the Year of Termination pursuant to Section 3(a);
(g)	“Withholding Taxes” means any income tax, social insurance, payroll tax, contributions, payment on account obligations or other payments required to be withheld by the Employer; and
(h)	“Year of Termination” means the fiscal year for the applicable Performance Period during which Optionee’s Date of Termination occurs.
As used herein with respect to the Option, the Option shall be earned based on performance and shall vest based on Section 3 below, and the term “vest” means to become exercisable in whole or in specified part.
3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:
(a)	if the Optionee’s Employment terminates as a result of (i) termination of the Optionee by Employer without Cause or (ii) the Optionee’s Disability or death, then the Option shall Vest on a Pro Rata Basis, and any unvested Options that were earned for the 2009 or 2010 calendar year shall become fully vested as of the Date of Termination;

(b)	if the Optionee’s Employment terminates as a result of resignation by the Optionee, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee; provided, however, Options that were earned in 2009 or 2010 shall be deemed to have stopped vesting as of the Date of Termination of the Optionee’s Employment and no Options shall be earned for the calendar year in which the Date of Termination occurs;
(c)	if the Optionee’s Employment terminates as a result of termination by Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination; and
(d)	upon a Change of Control during the Performance Period, the Compensation Committee of the Board and the CEO will determine in mutual consultation the effect of such Change of Control on the Option, which shall be treated in a manner they jointly consider equitable under the circumstances; provided that in the event of a Change of Control after the 2009 or 2010 calendar year, any portion of the Option that was earned with respect to the 2009 or 2010 calendar year and that has not yet vested shall vest in full upon the Change of Control.
4. Exercise of Option.
(a)	In General. The latest date on which this Option may be exercised is ten years from the Date of Grant (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Company at its principal offices, accompanied by payment in full as provided in the Plan. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date, or a termination of Employment without Cause or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect the Company’s results of operations under Generally Accepted Accounting Principles, by means of withholding of Shares subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory Withholding Taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. To the extent that the Shares are withheld to cover the exercise price or Withholding Taxes in accordance with the preceding sentence, those Shares will not be issued to the Optionee. In the event that this Option is exercised by a person other than the Optionee, the Company will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The Option must be exercised no later than the Final Exercise Date, and if not exercised by such date, will thereupon terminate. The option must also be exercised by the termination of the Optionee’s Employment and, if not exercised by such date, will thereupon terminate, provided that, upon termination of the Optionee’s Employment (i) by Employer without Cause, (ii) by resignation by the Optionee, or (iii) as a result of a Disability or death, the Option will remain exercisable until the earlier of the 90th day after the Date of Termination (or the one-year anniversary thereof, in the case of a termination resulting from Disability or death) or the Final Exercise Date, and will thereupon terminate, provided further that the Administrator shall extend the period to exercise the portion of the Option that vests after termination of Employment (but not beyond the Final Exercise Date) to the extent necessary to determine the Actual Internal EBITA (as defined in Schedule A) for the year containing the Date of Termination (or for the preceding year, as applicable).
5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.
6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement. For the avoidance of doubt, the SunGard Capital Corp. and SunGard Capital Corp. II Dividend Rights Plan shall not apply to this Option.
7. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company or any of its Affiliates. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between Optionee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following (and only the following) additional remedies:
(a)	During the six months after any exercise, payment or delivery of shares pursuant to this Option, such exercise, payment or delivery may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or if Optionee breaches any duty to the Company or any of its Affiliates. The Company shall notify Optionee in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (iii) the number of Shares received in connection with the rescinded exercise.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or Optionee’s breach of any duty to the Company or any of its Affiliates. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.
Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.
8. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.
9. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity.
10. Withholding. The exercise of the Option will give rise to compensation income which may be subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all Withholding Taxes required to be withheld. The Optionee also authorizes the Company and its subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Company may so withhold as provided in Section 4(a) above. In addition, the Company may require the Optionee to pay any taxes or other amounts required to be paid by the Company or any Affiliates with respect to the grant, vesting or exercise of this Option. Any such taxes or amounts must be paid at such times and in such form as determined by the Company.
11. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time, subject to applicable local law and the terms of any employment agreement.

12. Nature of Grant; No Entitlement; No Claim for Compensation. Optionee, in accepting this Option, represents and acknowledges that Optionee’s participation in the Plan is voluntary; that participation in the Plan is discretionary and does not form any part of Optionee’s contract of employment, if any, with the Company or any of its subsidiaries; and that Optionee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Optionee furthermore understands and acknowledges that the grant of this Option is discretionary and a one-time occurrence, does not constitute any portion of Optionee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future. In consideration of the grant of this Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or any of the Shares purchased through exercise of the Option resulting from termination of the Optionee’s employment by the Company or his or her employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and Optionee irrevocably releases his or her employer, the Company and its subsidiaries, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed to have irrevocably waived his or her entitlement to pursue such claim.
13. Personal Data. Optionee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Optionee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other personal and financial data relating to Optionee (including, without limitation, Optionee’s address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title), and information about Optionee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Optionee, in accepting this Option, gives his or her explicit and voluntary consent to the Company and its subsidiaries to collect, use and process any such personal data and/or sensitive personal data (in electronic or other form). Optionee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data (in electronic or other form) outside the country in which Optionee works or is employed. The legal persons for whom Optionee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate; such recipients may be located in countries that have different data privacy laws and protections than Optionee’s country. Optionee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Optionee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.
14. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

15. Amendment. In addition to the authority to make adjustments pursuant to Section 7(b) of the Plan, the Administrator may modify the terms of this Option as the Administrator deems appropriate, in good faith, to take account of a change in circumstances occasioned by a stock dividend or other similar distribution (whether in the form of stock, other securities or other property), stock split or combination of shares (including a reverse stock split), recapitalization, conversion, reorganization, consolidation, split-up, spin-off, combination, merger, exchange of stock, redemption or repurchase of all or part of the shares of any class of stock or any change in the capital structure of the Company or an Affiliate or other transaction or event, including the power to adjust the performance goals that are affected by such a transaction.
[SIGNATURE PAGE FOLLOWS]

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.
Executed as of the Date of Grant.

SunGard Capital Corp.	SUNGARD CAPITAL CORP.

By:

Optionee
I acknowledge that I have received a copy of this Agreement and certain related information, and that I have read and understood these documents. I accept and agree to all of the provisions of this Agreement.

Optionee Signature

Schedule A
Vesting Schedule
(1)	With respect to the 2010 calendar year, the Option shall be earned to the extent that the Base Case for such calendar year is achieved during such period as follows, and the portion of the Option that is earned for such calendar year shall vest in accordance with the vesting schedule set forth in paragraph (2) below:
(a)	If Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not be earned for any Shares at the end of that year;
(b)	If Actual Internal EBITA for such calendar year is between 95% and 100% of the Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be determined by interpolation at the linear rate of 1/78.32 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share);
(c)	If Actual Internal EBITA for such calendar year is above 100% but not greater than 106.25% of the Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be the sum of (i) the number of Options calculated in accordance with paragraph (b) above and (ii) the number of Options determined by interpolation at the linear rate of 1/249.51 of the Shares per one percentage point of Actual Internal EBITA in excess of 100% (rounded to the nearest .0001 of a Share); and
(d)	If Actual Internal EBITA for such calendar year is greater than 106.25% of the Base Case for that year, the Option shall not be earned for any further Shares than provided above until Actual Internal EBITA for such calendar year is equal to or greater than 100% of the Original Base Case (as defined below), at which point the Option shall be earned as follows:
(i)	if Actual Internal EBITA for such calendar year is between 100% and 106.25% of the Original Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be the sum of (x) the number of Options calculated in accordance with paragraph (c) above and (y) an amount determined by interpolation at the linear rate of 1/56.25 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share) between 100% and 106.25% of the Original Base Case; and
(ii)	if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Original Base Case for that year, the Option shall be earned for 1/5 of the Shares (rounded to the nearest .0001 of a Share) at the end of that year.
(2)	With respect to the 2010 calendar year, the Option shall vest and be exercisable with respect to 25% of the total number of Shares earned under paragraph (1) above at the end of such calendar year (“Initial Vesting Date”); and the remaining 75% of the total number of Shares earned for such calendar year shall vest and be exercisable in equal monthly installments over the 36 months following the Initial Vesting Date starting with the first monthly anniversary of the Initial Vesting Date. All vesting shall be conditioned on continued service with the Company through the applicable vesting date.
(3)	With respect to each of the calendar years in the Performance Period after 2010, the Option shall be exercisable to the extent that the Base Case is achieved during such period as follows, and the portion of the Option that is earned for such calendar year shall vest in accordance with the vesting schedule set forth in paragraph (4) below:
(a)	If Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not be earned for any Shares at the end of that year;
(b)	If Actual Internal EBITA for such calendar year is between 95% and 100% of the Base Case for that year, the number of Shares underlying the Option that will be earned at the end of that year will be determined by interpolation at the linear rate of 1/56.25 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share); and

(c)	If Actual Internal EBITA for such calendar year is greater than 100% of the Base Case for that year, the Option shall not be earned for any Shares other than provided above until Actual Internal EBITA for such calendar year is equal to or greater than 100% of the Original Base Case (as defined below) for that year, at which point the Option shall be earned as follows:
(i)	if Actual Internal EBITA for such calendar year is between 100% and 106.25% of the Original Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be the sum of (x) the number of Shares calculated in accordance with paragraph (b) above and (y) an amount determined by interpolation at the linear rate of 1/56.25 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share) between 100% and 106.25% of the Original Base Case; and
(ii)	if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Original Base Case for that year, the Option shall be earned for 1/5 of the Shares (rounded to the nearest .0001 of a Share) at the end of that year.
(4)	With respect to each of the calendar years in the Performance Period after 2010, all Options shall vest and be exercisable as of the end of the applicable calendar year, to the extent earned, and subject to the other terms of the Agreement.
For purposes of this Vesting Schedule:
“Performance Period” means the five-year period beginning on January 1, 2010.
“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.
“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as follows: the Company’s final consolidated budgeted EBITA, as approved by the Board or Compensation Committee and as appears in the Company’s operating budget for each of the applicable calendar years in the Performance Period.
“Original Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as originally determined for the applicable calendar years as set forth below:

Original Base Case	2010	2011	2012	2013	2014

Actual Internal EBITA (in millions)

Exhibit A
Restrictive Covenants
1. Optionee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If Optionee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on Optionee’s position and responsibilities while employed by the Company, Optionee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of Optionee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.
2. Optionee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by Optionee either during or after employment with the Company. Optionee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.
3. Optionee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by Optionee, alone or with others, at any time (during or after business hours) while Optionee is employed by the Company or during the three months after Optionee’s employment terminates. Optionee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting this Option Optionee assigns and agrees to assign all Optionee’s right, title and interest in those works and ideas to the Company. Optionee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and Optionee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.
4. Optionee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of Optionee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of Optionee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or Optionee or others at the Company during the period of Optionee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

Name:
Number of Shares:
Price per Share:
Date of Grant:
SunGard Capital Corp.
Management Non-Qualified Performance-Based Class A Option Agreement
THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”)
SUNGARD CAPITAL CORP. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.
This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.
1. Grant of Option. The Company grants to the Optionee, as of the above Date of Grant, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Class A Common shares as set forth in Schedule A (the “Shares”) at the above Price per Share. The Option will vest and become exercisable in accordance with Section 3 below.
The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.
2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement without regard to any subsequent amendment thereof. The term “Performance Period” is defined in Schedule A. The following terms shall have the following meanings:
(a) “CEO” means the Chief Executive Officer of the Company;
(b)	“Date of Termination” means the date that the termination of Optionee’s Employment with Employer is effective on account of Optionee’s death, Optionee’s Disability, termination by Employer for Cause or without Cause, or by Optionee, as the case may be;
May 2010 Form U.S. — Tier II EO

(c)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Optionee has entered into an Employment relationship;
(d)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;
(e)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;
(f)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;
(g)	“Retirement” means termination of employment by Optionee after age 62;
(h)	“Vest on a Pro Rata Basis” means that the vesting of Optionee’s Option shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Shares subject to the Option that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Shares);
Notwithstanding the foregoing, with respect to a termination of Employment described in Section 3(a) during the 2010 calendar year, “Vest on a Pro Rata Basis” means that the Option shall continue to be earned through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have been earned at the end of such year shall be earned as of the end of the calendar year, such portion being determined by multiplying (i) the number of Shares subject to the Option that otherwise would have been earned at the end of such calendar year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Shares); the portion of the Option that is earned for the Year of Termination as described in this paragraph shall vest as of the last day of the Year of Termination pursuant to Section 3(a);

(i)	“Vest on a Return-on-Equity Basis” means that Optionee’s Option shall be subject to accelerated vesting at the time of a Change of Control as follows:
(i)	If the Change of Control occurs on or before December 31, 2013 and results in the Investors receiving an amount constituting at least 300% of the Investors’ initial equity investment in Company and any subsequent equity investments, Shares shall vest as follows: (A) if the Investor internal rate of return (“IRR”) as of the Change of Control date is 16% or higher, all remaining Shares shall become fully vested and exercisable on the one-year anniversary of the Change of Control; (B) if the Investor IRR as of the Change of Control date is between 14% and 16%, the number of Shares determined by interpolation (e.g., 50% acceleration at 15% IRR) shall become fully vested and exercisable on the one-year anniversary of the Change of Control; and (C) if the Investor IRR as of the Change of Control date is less than 14%, there will be no acceleration of vesting. Vesting on the one-year anniversary of the Change of Control is contingent on continued employment through the one-year anniversary date, except as otherwise provided in Section 3(a).
(ii)	If a Change of Control occurs and the requirements of subsection (i) are not met, there will be no acceleration of vesting.
(iii)	In determining the amount that has been received by the Investors, the gross value of all cash (including prior distributions the Investors or their Affiliates have received with respect to the Shares) and/or securities (with the fair value of such securities to be determined by the Board, which shall be entitled to take into account any restrictions on transferability, liquidity or saleability of such securities) received by the Investors shall be taken into account, minus the amount of commissions, fees and expenses payable by the Investors to the investment bankers and professional advisors in connection with the Change of Control. Management and transaction fees specified in the Management Agreement shall be excluded, provided that any increases in such fees from the fees in effect as of the date of the Optionee’s Employment Agreement must be customary (on a percentage of equity basis or in the case of transaction fees as a percentage of transaction size) compared to fees charged by private equity sponsors to their portfolio companies. In evaluating the amount of the transaction consideration, the Board may take into consideration amounts paid into escrow and contingent payments in connection with any transaction.
(j)	“Year of Termination” means the fiscal year for the applicable Performance Period during which Optionee’s Date of Termination occurs.
As used herein with respect to the Option, the Option shall be earned based on performance and shall vest based on Section 3 below, and the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:
(a)	if the Optionee’s Employment terminates as a result of (i) termination of the Optionee by Employer without Cause, (ii) the Optionee’s Disability or death, or (iii) with respect to Shares earned for a calendar year after 2010, the Optionee’s Retirement, then (A) the Option for the year of termination shall Vest on a Pro Rata Basis, (B) any unvested portion of the Option that was earned for the 2010 calendar year shall become fully vested as of the Date of Termination, and (C) if a Change of Control has occurred, any amount that is scheduled to vest on the one-year anniversary of the Change of Control pursuant to clause (i) of Section 2(i) above shall become fully vested as of the Date of Termination;
(b)	with respect to the portion of the Option that is earned for the 2010 calendar year, if the Optionee’s Employment terminates as a result of the Optionee’s resignation or Retirement, then the Option shall be deemed to have stopped vesting as of the Date of Termination of such Optionee, and no portion of the Option shall be earned for the calendar year in which the Date of Termination occurs;
(c)	with respect to the portion of the Option that is earned for calendar years after 2010, if the Optionee’s Employment terminates as a result of the Optionee’s resignation, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee;
(d)	if the Optionee’s Employment terminates as a result of termination by Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination; and
(e)	upon a Change of Control through December 31, 2013, the Option shall Vest on a Return-on-Equity Basis; provided that, upon such a Change of Control following which Stock continues to be held by any of the Principal Investors, if the Change of Control would not result in full acceleration of vesting pursuant to this Section 3(e) without giving effect to this proviso, the Administrator shall, as it considers appropriate in its sole discretion, either (i) cause the Option to Vest on a Return-on-Equity Basis treating the Fair Market Value of any retained Stock as an amount received by the Investors in connection with the Change of Control, or (ii) permit the Option to Vest on a Return-on-Equity Basis in connection with any disposition by the Principal Investors of a material portion of their remaining Stock through December 31, 2013;
(f)	notwithstanding the foregoing, in the event of a Change of Control after the 2010 calendar year, any portion of the Option that was earned with respect to the 2010 calendar year based on Schedule A and that has not yet vested shall vest in full upon the Change of Control.

4. Exercise of Option.
(a)	In General. The latest date on which this Option may be exercised is ten years from the Date of Grant (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Company at its principal offices, accompanied by payment in full as provided in the Plan. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date, or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect the Company’s results of operations under Generally Accepted Accounting Principles, by means of withholding of Shares subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Company will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.
(b)	Time To Exercise. The Option must be exercised no later than the Final Exercise Date, and if not exercised by such date, will thereupon terminate. The Option must also be exercised by the termination of the Optionee’s Employment and, if not exercised by such date, will thereupon terminate, provided that, upon termination of the Optionee’s Employment (i) by Employer without Cause, (ii) by resignation by the Optionee, or (iii) as a result of a Disability or death, the Option will remain exercisable until the earlier of the 90th day after the Date of Termination (or the one-year anniversary thereof, in the case of a termination resulting from Disability or death) or the Final Exercise Date, and will thereupon terminate, provided further that the Administrator shall extend the period to exercise the portion of the Option that vests after termination of Employment (but not beyond the Final Exercise Date) to the extent necessary to determine the Actual Internal EBITA (as defined in Schedule A) for the year containing the Date of Termination (or for the preceding year, as applicable).
5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.
6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement. For the avoidance of doubt, the SunGard Capital Corp. and SunGard Capital Corp. II Dividend Rights Plan shall not apply to this Option.

7. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company or any of its Affiliates. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between Optionee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following (and only the following) additional remedies:
(a)	During the six months after any exercise, payment or delivery of Shares pursuant to this Option, such exercise, payment or delivery may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or if Optionee breaches any duty to the Company or any of its Affiliates. The Company shall notify Optionee in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (iii) the number of Shares received in connection with the rescinded exercise.
(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or Optionee’s breach of any duty to the Company or any of its Affiliates. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company or any of its Affiliates, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.
Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.
8. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.
9. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to a Family Member with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

10. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Company and its subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Company may so withhold as provided in Section 4(a) above.
11. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time.
12. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
13. Amendment. In addition to the authority to make adjustments pursuant to Section 7(b) of the Plan, the Administrator may modify the terms of this Option as the Administrator deems appropriate, in good faith, to take account of a change in circumstances occasioned by a stock dividend or other similar distribution (whether in the form of stock, other securities or other property), stock split or combination of shares (including a reverse stock split), recapitalization, conversion, reorganization, consolidation, split-up, spin-off, combination, merger, exchange of stock, redemption or repurchase of all or part of the shares of any class of stock or any change in the capital structure of the Company or an Affiliate or other transaction or event, including the power to adjust the performance goals that are affected by such a transaction.
[SIGNATURE PAGE FOLLOWS]

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.
Executed as of the Date of Grant.

SunGard Capital Corp.	SUNGARD CAPITAL CORP.

By:

Optionee
I acknowledge that I have received a copy of this Agreement and certain related information, and that I have read and understood these documents. I accept and agree to all of the provisions of this Agreement.

Optionee
May 2010 Form US — Tier II EO

Schedule A
Vesting Schedule
(1)	With respect to the 2010 calendar year, the Option shall be earned to the extent that the Base Case for such calendar year is achieved during such period as follows, and the portion of the Option that is earned for such calendar year shall vest in accordance with the vesting schedule set forth in paragraph (2) below:
(a)	If Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not be earned for any Shares at the end of that year;
(b)	If Actual Internal EBITA for such calendar year is between 95% and 100% of the Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be determined by interpolation at the linear rate of 1/78.32 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share);
(c)	If Actual Internal EBITA for such calendar year is above 100% but not greater than 106.25% of the Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be the sum of (i) the number of Options calculated in accordance with paragraph (b) above and (ii) the number of Options determined by interpolation at the linear rate of 1/249.51 of the Shares per one percentage point of Actual Internal EBITA in excess of 100% (rounded to the nearest .0001 of a Share); and
(d)	If Actual Internal EBITA for such calendar year is greater than 106.25% of the Base Case for that year, the Option shall not be earned for any further Shares than provided above until Actual Internal EBITA for such calendar year is equal to or greater than 100% of the Original Base Case (as defined below), at which point the Option shall be earned as follows:
(i)	if Actual Internal EBITA for such calendar year is between 100% and 106.25% of the Original Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be the sum of (x) the number of Options calculated in accordance with paragraph (c) above and (y) an amount determined by interpolation at the linear rate of 1/56.25 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share) between 100% and 106.25% of the Original Base Case; and
(ii)	if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Original Base Case for that year, the Option shall be earned for 1/5 of the Shares (rounded to the nearest .0001 of a Share) at the end of that year.
(2)	With respect to the 2010 calendar year, the Option shall vest and be exercisable with respect to 25% of the total number of Shares earned under paragraph (1) above at the end of such calendar year (“Initial Vesting Date”); and the remaining 75% of the total number of Shares earned for such calendar year shall vest and be exercisable in equal monthly installments over the 36 months following the Initial Vesting Date starting with the first monthly anniversary of the Initial Vesting Date. All vesting shall be conditioned on continued service with the Company through the applicable vesting date.
(3)	With respect to each of the calendar years in the Performance Period after 2010, the Option shall be exercisable to the extent that the Base Case is achieved during such period as follows, and the portion of the Option that is earned for such calendar year shall vest in accordance with the vesting schedule set forth in paragraph (4) below:
(a)	If Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not be earned for any Shares at the end of that year;

(b)	If Actual Internal EBITA for such calendar year is between 95% and 100% of the Base Case for that year, the number of Shares underlying the Option that will be earned at the end of that year will be determined by interpolation at the linear rate of 1/56.25 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share); and
(c)	If Actual Internal EBITA for such calendar year is greater than 100% of the Base Case for that year, the Option shall not be earned for any Shares other than provided above until Actual Internal EBITA for such calendar year is equal to or greater than 100% of the Original Base Case (as defined below) for that year, at which point the Option shall be earned as follows:
(i)	if Actual Internal EBITA for such calendar year is between 100% and 106.25% of the Original Base Case for that year, the number of Shares underlying the Option that will be earned for the calendar year will be the sum of (x) the number of Shares calculated in accordance with paragraph (b) above and (y) an amount determined by interpolation at the linear rate of 1/56.25 of the Shares per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Share) between 100% and 106.25% of the Original Base Case; and
(ii)	if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Original Base Case for that year, the Option shall be earned for 1/5 of the Shares (rounded to the nearest .0001 of a Share) at the end of that year.
(4)	With respect to each of the calendar years in the Performance Period after 2010, all Options shall vest and be exercisable as of the end of the applicable calendar year, to the extent earned, and subject to the other terms of the Agreement.
For purposes of this Vesting Schedule:
“Performance Period” means the five-year period beginning on January 1, 2010.
“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.
“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as follows: the Company’s final consolidated budgeted EBITA, as approved by the Board or Compensation Committee and as appears in the Company’s operating budget for each of the applicable calendar years in the Performance Period.
“Original Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as originally determined for the applicable calendar years as set forth below:

Original Base Case	2010	2011	2012	2013	2014

Actual Internal EBITA (in millions)

Exhibit A
Restrictive Covenants
1. Optionee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If Optionee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on Optionee’s position and responsibilities while employed by the Company, Optionee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of Optionee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.
2. Optionee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by Optionee either during or after employment with the Company. Optionee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.
3. Optionee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by Optionee, alone or with others, at any time (during or after business hours) while Optionee is employed by the Company or during the three months after Optionee’s employment terminates. Optionee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting this Option Optionee assigns and agrees to assign all Optionee’s right, title and interest in those works and ideas to the Company. Optionee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and Optionee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.
4. Optionee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of Optionee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of Optionee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or Optionee or others at the Company during the period of Optionee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.